                                [CORECOMM LOGO]

CORECOMM STRATEGY

First Truly Converged Phone Company

- Bundled phone / Internet / data services,
- Sold to residential and business customers,
- With "internet-centric" distribution
- Over both smart build and fiber direct networks
- To achieve low cost, high rate of return on investment

                                                                 [CORECOMM LOGO]

MARKET FORCES
- ~$200 Billion U.S. market
     - 50% willing to convert
- Unbundled local loop allows creative approach
     - Rapid rollout & broad reach
     - Efficient capital deployment
     - High rates of return
- Internet useful as both product and process
- Residential market untouched

                                                                 [CORECOMM LOGO]

SMART BUILD NETWORK




                         ---------------
                         | SWITCH / IP |
                         |   GATEWAY   |
                         ---------------

          --------                             --------                --------
          | COLO |                             | COLO |              / | HOME |
          --------                             --------             /  --------
                                                                   /
--------                    City Fiber                     --------    -------
| COLO |                       Ring                        | COLO |----| MDU |
--------                                                   --------    -------
                                                                   \
                                                                    \  -------
          --------                             --------      Leased  \ | BIZ |
          | COLO |                             | COLO |      Copper/   -------
          --------                             --------      DSL


                             --------
                             | COLO |
                             --------



                                                                 [CORECOMM LOGO]

SMART LEC ADVANTAGES

-   Capital Efficient

    -   Lower overall cost

    -   Success-led

-   Attractive margins; control the customer

-   Rapid rollout (6-12 mos.)

-   Residential and business reach


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

COMPETITIVE ADVANTAGE

-   Faster / larger telephone reach than cable

-   ILEC can't bundle as well

-   Other new entrants focused on business only

-   Low-cost Internet-centric operations

-   Local loop network via fiber provides killer app at the appropriate time



                                                                 [CORECOMM LOGO]

CORECOMM SMART LEC

-      CoreComm has perfected new technique:

       -      low colo's to start, build to suit later

       -      packages force all activations "in footprint"

       -      85% "on net" achievable, no trapped investment

       -      migrating res customers not an issue

                                                                 [CORECOMM LOGO]

MARKET DEPLOYMENT

                                  Potential
CURRENT         2000              2001-2003
-------         ----              ---------
- Chicago       - New York        - Baltimore
  Cleveland       Boston            Washington
  Columbus        Philadelphia      Milwaukee
  Detroit                         - +27 markets
                                  - SBC;
                                    Bell South;
                                    US West


                                                                 [CORECOMM LOGO]

THE RESIDENTIAL OPPORTUNITY


                      [BAR GRAPH]


                BUSINESS        RESIDENTIAL
                --------        -----------
MARKET SIZE     ~$100 BILLION   ~$100 BILLION
# OF CLECS      10-20           1-2

Source: Based on FCC data and Company estimates

                                                                 [CORECOMM LOGO]

RESIDENTIAL BUNDLE - ECHAT

       - Simple, attractive offer: Telephone + Internet for price of telephone alone

       -      $25 to $39 per month minimum plus additional features and usage

       -      Targets Internet customers:

              -      spend more, $10-$15 higher average

              -      convert to high speed, $30-$40 for DSL

                                                                [CORECOMM LOGO]

NTL -- FEBRUARY 1996

                            For Pound Sterling 8.87
                               BT lets you talk.
                                    [GRAPHIC]

                            For Pound Sterling 8.87
                             we give you something
                                 to talk about.
                                    [LOGOS]

                                [CABLE TEL LOGO]
                                                                 [CORECOMM LOGO]

"INTERNET-CENTRIC"

       -      Every customer will be an Internet customer

       -      On-line:

              -      sales, sign-up & provisioning

              -      feature selection

              -      billing

              -      customer care / MAC

       -      Lowers costs, speeds rollout


                                                                [CORECOMM LOGO]

     BUSINESS BUNDLE - COREPACK

          -     Bundled Package for 5-15 lines
                - telephone, internet, local calls, LD, v-mail
                - $55.95 per month per line
                - DSL for high speed, $125-$350 per month

          -     Integrated T-1 for 15-50 lines
                - telephone, data, internet bundle
                - $1500 - $2500 min per account
                - web services too

                                                                 [CORECOMM LOGO]

                                 [CORECOMM LOGO]

ATTRACTIVE ECONOMICS




CAPEX / LINE                            TEL & INT                   W/ DSL
------------                            ---------                   ------

Switching & Facilities                    $300                      -  $300
Provisioning / set-up                       75                      -    75
Internet and Other                          25                      -   350
                                          -----                        -----
                                          $400                      -  $725

MONTHLY REVENUE / LINE                     LOW                        HIGH
----------------------                     ---                        ----

Telephony                                  $50                      -   $65
Internet / DSL                               0                      -    35
                                          ----------------------------------
           Total                           $50                      -  $100
Gross Profit                               $25                      -   $60        (50-60% margin)
EBITDA                                     $12                      -   $40        (25-40% margin)
Annualized EBITDA                         $144                      -  $480

--------------------------------------------------------------------------------
Unlevered Return                            36%                      -   66%
--------------------------------------------------------------------------------


                                                                 [CORECOMM LOGO]

SAMPLE MARKET ECONOMICS
($ in Millions)


                                                                 CLEVELAND, OHIO
                                                                 ---------------
-     Total Telephone Lines                                        1,7000,000

      -  Sample Penetration                                                6%

      -  Access Lines (Res & Bus)                                     100,000

      -  Total Revenue                                             $    80 mm

      -  EBITDA                                                    $    28 mm


-     Total Investment                                             $    55 mm

      -  Initial Capex: $6.5 million


                                                                 [CORECOMM LOGO]

                        CURRENT TELEPHONY CUSTOMER BASE

                           CURRENT                 CURRENT         2005E
                        ACCESS LINES(1)          PENETRATION    PENETRATION
  SWITCH          --------------------------     -----------    -----------
  MARKET            RES      BUS      TOTAL       RES   BUS      RES   BUS
  ------            ---      ---      -----       ---   ---      ---   ---

Cleveland         18,900    14,500    33,400      1.6%  2.7%     6%    7%

Columbus          16,400     5,500    21,900      2.2%  1.8%     6%    7%

Philadelphia         500   137,300   137,800       NM   4.1%     6%    7%

Chicago            4,520    10,400    14,920      0.1%  0.6%     6%    7%



(1) Q3 Actual. Local lines only. Excludes 18,800 dedicated lines and long distance lines.

                                                                 [CORECOMM LOGO]

GROSS ADDITIONS

[BAR CHART]

        RESIDENTIAL

Q1                    8,750
Q2                    9,400
Q3                   11,800
2001E AVG/Q          10,250

[BAR CHART]

                        BUSINESS

              Q1          Q2         Q3*     2001E AVG/Q
ATX         13,100      17,150     17,280        9,525
COMM         2,950       4,300      7,250        9,900
           --------    --------   --------     --------
            16,050      21,450     24,550       19,425


* ATX Q3 additions normalized for Verizon strike. Actual additions or Q3 were 8,126. September additions were 5,760.


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

RESIDENTIAL MARKETING


                           Q3 2000
                    GROSS ADDS BY CHANNEL
                    ---------------------
      Referral               42%
      Core.com               20%
      Direct Mail            14%
      Telesales              14%
      Other                  10%
                           -----
        Total               100%



Acquisition Costs:              CURRENT         Q4 TARGET       PROJECTED
                                -------         ---------       ---------
Total Sales & Marketing/
Gross Add                         $240             $170            $120
                               (includes
                               branding)

                                                                 [CORECOMM LOGO]

        WWW.CORE.COM IMPLEMENTATION


                                MARCH           JUNE            SEPT
                               -------         ------         -------

      % of gross adds              9%             15%             23%
      Hits/ Day                51,871          75,438         181,804
      1st time visitors        50,800          57,463          59,118
      E-mails answered          1,058           2,143           4,406
      Avg.response time (min)     9.4             7.8             6.0


                                                                 [CORECOMM LOGO]

        ON-NET AND MIGRATION
        (CLEVELAND & COLUMBUS)

                                                       RES          BUS
                                                    ----------    ---------

      - Intial target on-net percentage                  65%          75%
      - Q3 '00 additions - % on-net                      38%          70%
      - Total Customers - in footprint                   67%          69%
      - Total off-net customers remaining            28,095        15,746
      - # of additional collocations to reach
        approximately 85% in footprint                         9


                                                                 [CORECOMM LOGO]

                               RECENT ACQUISITIONS







                                                                 [CORECOMM LOGO]

CORECOMM PRO FORMA FOR ACQUISITIONS
($ in Millions)

                                                                                         PRO FORMA
                                         CORECOMM        VOYAGER.NET          ATX        COMBINED
                                         --------        -----------          ---        --------
Revenue (Q3 annualized)                     $73               $74             $153           $300

Residential Local Access Lines           44,230                                            44,230
Business Local Access Lines              61,960                            137,300        199,260
Internet Subscribers                     99,000           358,000            4,600        461,600



                                                                 [CORECOMM LOGO]

ATX OVERVIEW


- Same strategy, business focus

- Mid-Atlantic region, strong sales experience

- "Integrated T" approach

       -web hosting and ASP services too

- 137,000 local access lines

- $161 million revenues, breakeven EBITDA




                                                                 [CORECOMM LOGO]

VOYAGER.NET OVERVIEW

-  Largest ISP in Great Lakes region
-  360,000 subscribers
-  Significant network (200 POPs)
-  Superior Internet management
-  $75 million revenues; $12 million EBITDA



                                                                 [CORECOMM LOGO]

ECONOMICS OF INTERNET SUBSCRIBERS

VOYAGER.NET:
------------
                SUBS         REVENUE         EBITDA
                ----         -------         ------
              360,000        $75 mm          $12 mm

CORECOMM / VOYAGER:
-------------------
                %                REV./         ANNUAL
               PEN.    RGU'S     SUB/MO        REVENUE         EBITDA
               ----    -----     ------    --------------     -------
Telephony      25%     90,000     $60      $  65 million
DSL            25%     90,000     $40      $  43 million
                                           -------------
                                           $ 108 million      $ 40 million

Acquisition Multiple (excluding subscriber growth):
                        AT ACQUISITION        PRO FORMA
                        --------------        ---------
Revenue                      2.7x               1.1x
EBITDA                      17.1x               3.9x



                                                                 [CORECOMM LOGO]

                                    CORECOMM
                                    DIRECT FIBER STRATEGY





                                                                 [CORECOMM LOGO]

"KILLER APP" LOCAL LOOP NETWORK

-  Rapid Deployment

      -  Within CoreComm existing cities

      -  Telephone & Internet gateway available

      -  MDU targets -- available metro fiber

-  Compelling economics, service control

-  Strategic Partners - Cisco, IBM, Corning

                                                                 [CORECOMM LOGO]

SMART BUILD NETWORK

            -------------
             SWITCH / IP
               GATEWAY
            -------------


------                         ------
 COLO                           COLO
------                         ------

                                                         ------
                                                          HOME
                                                         ------
------                               ------              ------
 COLO         CITY FIBER              COLO                MDU
------           RING                ------              ------
                                                         ------
                                               LEASED     BIZ
                                               COPPER/   ------
                                               DSL
------                         ------
 COLO                           COLO
------                         ------

               ------
                COLO
               ------

                                                                 [CORECOMM LOGO]

FIBER DIRECT NETWORK

                   -------------
                    SWITCH / IP
                      GATEWAY
                   -------------


        -----                          -----
         MDU                            MDU
        -----                          -----

                                                                    ------
                                                                     HOME
                                                                    ------
------                                          ------              ------
 COLO                CITY FIBER                  COLO                MDU
------                  RING                    ------              ------
                                                                    ------
        -----                          -----              LEASED     BIZ
         BIZ                            BIZ               COPPER/   ------
        -----                          -----              DSL

                      ------
                       COLO
                      ------

                                                                 [CORECOMM LOGO]

SUMMARY OF SYSTEM COSTS

-      DEPLOYMENTS COSTS

       -      PER PREMISE: $503

       -      PER SUBSCRIBER: $658 (10 MBPS DATA)

-      TOTAL COST PER CUSTOMER

       -      $1,900 TO $2,400 (TODAY)

       -      30% TO 40% PENETRATION

-      SIGNIFICANT DECLINES EXPECTED


                                                                 [CORECOMM LOGO]

SUMMARY


-          Attractive Economics

-          Achievable Plan

-          Components in Place

-          Early-Mover Advantage




                                                                 [CORECOMM LOGO]

                                [CORECOMM LOGO]